SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES DATED OCTOBER 9, 2017
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                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VARIABLE SEPARATE ACCOUNT
                  Polaris Select Investor Variable Annuity
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     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        FS VARIABLE SEPARATE ACCOUNT
                 Polaris Select Investor Variable Annuity
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The purpose of this supplement is to notify owners of the variable annuity contracts listed above (the "Contracts") of the expected liquidation of the BlackRock iShares Dynamic Fixed Income V.I. Fund and BlackRock iShares Equity Appreciation V.I. Fund (the "Portfolios"). On November 15, 2017, the Board of Directors of the BlackRock Variable Series Funds, Inc. (the "Trust") approved the liquidation of the Portfolios. Please check your most recent quarterly statement or login to your account online to determine if you are currently invested in any of the aforementioned portfolios.

The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about March 29, 2018 ("Liquidation Date"). On the Liquidation Date, funds invested in the Portfolios will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds will be transferred into the Goldman Sachs VIT Government Money Market Fund ("Money Market Fund"), Class Service Shares.

Please note that American General Life Insurance Company or The United States Life Insurance Company in the City of New York (the "Life Companies") must receive instructions from you to transfer your contract value out of the Portfolios prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Money Market Fund. Existing instructions or instructions received after Market Close on the Liquidation Date for transfers, dollar cost averaging or automatic rebalancing out of the Portfolios (as applicable) will be automatically directed to the Money Market Fund. You may give us instructions to transfer your contract value to another investment option by completing the Fund Transfer Request Form or you can call our Annuity Service Center at the telephone number below. Please refer to your fund prospectus for information regarding the investment options. Additional fund prospectus copies can be obtained by contacting our Annuity Service Center at the telephone number below.

Neither our automatic transfer of the liquidated proceeds to the Money Market Fund, nor your transfer of assets out of the Portfolios prior to the Liquidation Date or out of the Money Market Fund within 60 days after the liquidation, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

Should you have any questions, you may contact our Annuity Service Center at 1-800-445-7862.

Please keep this supplement with your prospectus


Dated:	March 12, 2018